UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TELADOC HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! TELADOC HEALTH, INC. ATTN: ADAM VANDERVOORT 2 MANHATTANVILLE ROAD PURCHASE, NY 10577 TELADOC HEALTH, INC. 2022 Annual Meeting Vote by May 25, 2022 11:59 PM ET You invested in TELADOC HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2022. Vote Virtually at the Meeting* May 26, 2022 2:00 PM, EDT Virtually at: www.virtualshareholdermeeting.com/TDOC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D73765-P64909 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73766-P64909 1. Elect ten directors, each for a term of one year. Nominees: 1c. William H. Frist, M.D. 1a. Karen L. Daniel 1d. Jason Gorevic 1b. Sandra L. Fenwick 1e. Catherine A. Jacobson 1f. Thomas G. McKinley 1g. Kenneth H. Paulus 1h. David L. Shedlarz 1i. Mark Douglas Smith, M.D., MBA 1j. David B. Snow, Jr. 2. Approve, on an advisory basis, the compensation of Teladoc Health’s named executive officers. 3. Ratify the appointment of Ernst & Young LLP as Teladoc Health’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 4. Approve an amendment to Teladoc Health’s Certificate of Incorporation to permit holders of at least 15% net long ownership in voting power of Teladoc Health’s outstanding capital stock to call special meetings. For For For For For For For For For For For For For 5. Transact any other business that may properly come before the meeting or any adjournments thereof.